Exhibit 10.1

CHEVY CHASE BANK

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$250,000.00	03-01-2005	03-01-2006	9001	4A0 / 8120	0120535	40536

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	PRECISION AUTO CARE, INC.	Lender:	Chevy Chase Bank, F.S.B.
	748 Miller Drive, S.E.		Commercial Banking Division
	Leesburg, VA 20175		7501 Wisconsin Avenue, 12th Floor
Bethesda, MD 20814

Principal Amount: $250,000.00	Initial Rate: 5.500%	Date of Note: March 1, 2005

PROMISE TO PAY. PRECISION AUTO CARE, INC. (“Borrower”) promises to pay to Chevy Chase Bank, F.S.B. (“Lender”), or order, in lawful money of the United States of America, the principal amount of Two Hundred Fifty Thousand & 00/100 Dollars ($250,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on March 1, 2006. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning April 1, 2005, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs; then to any late charges; then to any accrued unpaid interest; and then to principal. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the highest Prime Rate as published in the Money Rates Section of The Wall Street Journal (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 5.500% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 5.500% per annum, NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Chevy Chase Bank, F.S.B.; Commercial Banking Division; 7501 Wisconsin Avenue, 12th Floor; Bethesda, MD 20814.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $2.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 3.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property of Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, or a trustee or receiver is appointed for Borrower or for all or a substantial portion of the assets of Borrower, or Borrower makes a general assignment for the benefit of Borrower’s creditors, or Borrower files for bankruptcy, or an involuntary bankruptcy petition is filed against Borrower and such involuntary petition remains undismissed for sixty (60) days.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, immediately due and payable, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES.  Subject to any limits under applicable law, upon default, Borrower agrees to pay Lender’s attorneys’ fees equal to 15.000% of the principal balance due on the loan and all of Lender’s other collection expenses, whether or not there is a lawsuit, including without limitation legal expenses for bankruptcy proceedings.

JURY WAIVER, LENDER AND BORROWER EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LENDER OR BORROWER MAY BE PARTIES, ARISING OUT OF, OR IN ANY WAY PERTAINING TO, THIS NOTE. IT IS AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY LENDER AND BORROWER, AND LENDER AND BORROWER EACH HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER REPRESENTS THAT BORROWER HAS BEEN

REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF BORROWER’S OWN FREE WILL, AND THAT BORROWER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Maryland without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Maryland.

CONFESSED JUDGMENT. UPON THE OCCURRENCE OF A DEFAULT, BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR BORROWER IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST BORROWER IN FAVOR OF LENDER FOR, AND IN THE AMOUNT OF, THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS NOTE, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY BORROWER TO LENDER UNDER THE TERMS OF THIS NOTE OR ANY OTHER AGREEMENT, DOCUMENTS. INSTRUMENT EVIDENCING, SECURING OR GUARANTYING THE OBLIGATIONS EVIDENCED BY THIS NOTE, COSTS OF SUIT, AND ATTORNEYS’ FEES OF FIFTEEN PERCENT (15%) OF THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS NOTE AND INTEREST THEN DUE HEREUNDER.

Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Borrower may otherwise be entitled under the laws of the United States or of any state or possession of the United States now in force and which may hereafter be enacted. The authority and power to appear for and enter Judgment against Borrower shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as Lender shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant.

DISHONORED ITEM FEE.  Borrower will pay a fee to Lender of $20.00 If Borrower makes a payment on Borrower’s loan and the check with which Borrower pays is dishonored on the second presentment.

RIGHT OF SETOFF.  To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account).  This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future.  However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law, Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

LINE OF CREDIT.  This Note evidences a revolving line of credit.  Advances under this Note may be requested only in writing by Borrower or as provided in this paragraph.  All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender’s office shown above.  The following persons currently are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of their authority: Robert R. Falconi, President of PRECISION AUTO CARE, INC.; Frederick F. Simmons, Senior Vice President of PRECISION AUTO CARE, INC.; and Mark P. Francis, Controller of PRECISION AUTO CARE, INC.  All Advance requests must be signed by any two (2) of above authorized persons.  Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender.  The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if:  (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note;  (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this Note or any other loan with Lender; or (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

CLARIFICATION OF GOVERNING LAW. Notwithstanding anything to the contrary in any of the documents, the parties agree that federal law governs the Agreement or Promissory Note, as the case may be, and Maryland law will apply only to the extent it is not otherwise superceded or preempted by federal law.

PRIOR NOTE.  This note represents a renewal of that certain Promissory Note date March 9, 2004, made by Borrower to Lender in the original principal amount of $250,000.00.

CONSENT TO JURISDICTION.  Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note.  Borrower irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon Borrower and may be enforced in any court in which Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon Borrower as provided in this Note or as otherwise permitted by applicable law.

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS.  If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as “charge or collect”), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Maryland (as applicable).  Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower.  Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them.  Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor.  Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone.  All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

APPLICABLE LENDING LAW.  To the extent not preempted by federal law, this loan is being made under the terms and provisions of Subtitle 9 of Title 12 of the Maryland Commercial Law Article.

PRIOR TO SIGNING THIS NOTE.  BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.  BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

PRECISION AUTO CARE, INC.

By:	/s/ Robert R. Falconi	(Seal)	By:	/s/ Mark P. Francis	(Seal)
	Robert R. Falconi, President of PRECISION AUTO CARE, INC.			Mark P. Francis, Controller of PRECISION AUTO CARE, INC.

2

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL /

SUBORDINATE DEBT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$250,000.00	03-01-2005	03-01-2006	9001	4A0 / 8120	0120535	40536

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Corporation	PRECISION AUTO CARE, INC.	Lender:	Chevy Chase Bank, F.S.B.
	748 Miller Drive, S.E.		Commercial Banking Division
	Leesburg, VA 20175		7501 Wisconsin Avenue, 12th Floor
Bethesda, MD 20814

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is PRECISION AUTO CARE, INC. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Commonwealth of Virginia. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 748 Miller Drive, S.E., Leesburg, VA 20175. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of The Corporation’s state of organization or any change in The Corporation’s name.  The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and The Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on May 19, 2004, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the Directors of the Corporation authorized the officers to establish this line of credit with Lender.

OFFICERS. The following named persons are officers of PRECISION AUTO CARE, INC.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

Robert R. Falconi	President	Y	X	/s/ Robert R. Falconi	(Seal)

Frederick F. Simmons	Senior Vice President	Y	X	/s/ Frederick F. Simmons	(Seal)

Mark P. Francis	Controller	Y	X	/s/ Mark P. Francis	(Seal)

ACTIONS AUTHORIZED. Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a consigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation’s real property and all of the Corporation’s personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes to executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Subordination. To subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from any person or entity to the Corporation to all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from such person or entity to Lender (“Subordinated Indebtedness”), together with subordination by the Corporation of any and all security interests of any kind, whether now existing or hereafter acquired, securing payment or performance of the Subordinated Indebtedness; all on such subordination terms as may be agreed upon between the Corporation’s Officers and Lender and in such amounts as in their judgment should be subordinated.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements. Including agreements waiving the right to a trial by jury and confessing judgment against the Corporation, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.  The following persons currently are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from the Corporation, at Lender’s address shown above, written notice or revocation of their authority: Robert R. Falconi, President of PRECISION AUTO CARE, INC.; Frederick F. Simmons, Senior Vice President of PRECISION AUTO CARE, INC.; and Mark P. Francis, Controller of PRECISION AUTO CARE, INC.  All advance requests must be signed by any two (2) of above authorized persons.

ASSUMED BUSINESS NAMES.  The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation.  Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: None.

NOTICES TO LENDER.  The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender.  No change in the Corporation’s name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.  The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names.  This Resolution will, in due course, stand of record on the books of the Corporation.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution will, in due course, be ratified and approved.  This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time).  Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signatures set opposite the names listed above are their genuine signatures.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral / Subordinate Debt is dated March 1, 2005.

THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CORPORATE SEAL	/s/ Frederick F. Simmons	(Seal)
Frederick F. Simmons, Secretary

NOTE: If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

2

CHEVY CHASE BANK

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$250,000.00	03-01-2005	03-01-2006	9001	4A0 / 8120	0120535	40536

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	PRECISION AUTO CARE, INC.	Lender:	Chevy Chase Bank, F.S.B.
	748 Miller Drive, S.E.		Commercial Banking Division
	Leesburg, VA 20175		7501 Wisconsin Avenue, 12th Floor
Bethesda, MD 20814

LOAN TYPE:  This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $250,000.00 due on March 1, 2008.  The reference rate (highest Prime Rate as published in the Money Rates Section of The Wall Street Journal, currently 5.500%), resulting in an initial rate of 5.500.  This is a secured renewal of the following described indebtedness.  This Note represents a renewal of that certain Promissory Note date March 9, 2004, made by Borrower to Lender in the original principal amount of $250,000.00.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

☐ Personal, Family, or Household Purposes or Personal Investment.

☒ Business (including Real Estate Investment).

SPECIFIC PURPOSE.  The specific purpose of this loan is: Working Capital.

DISBURSEMENT INSTRUCTIONS.  Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied.  Please disburse the loan proceeds of $250,000.00 as follows:

Other Disbursements:	$250,000.00
250,000.00 Renewal of Note 9001

Note Principal:	$250,000.00

CHARGES PAID IN CASH, Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$1,250.00
$1,250.00 Commitment Fee (0.5% p.a.)

Total Charges Paid in Cash:	$1,350.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower’s account, numbered
500-431567-1, the amount of any loan payment.  If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment.  At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION.  BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 1, 2005.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

PRECISION AUTO CARE, INC.

By:	/s/ Robert R. Falconi	(Seal)	By:	/s/ Mark P. Francis,	(Seal)
	Robert R. Falconi, President of PRECISION AUTO CARE, INC.			Mark P. Francis, Controller of PRECISION AUTO CARE, INC.